                                                               EXHIBIT 1.1

                                                           Draft Dated 8/30/96

                                3,000,000 Shares(1)

                                 BITSTREAM INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                 _________, 1996

Volpe, Welty & Company
Advest, Inc.
  As Representatives of the Several Underwriters
c/o Volpe, Welty & Company
One Maritime Plaza, 11th Floor
San Francisco, California 94111

Dear Sirs and Madams:

      Bitstream Inc., a Delaware corporation (the "Company"), proposes to issue and sell 2,100,000 shares of its authorized but unissued Class A Common Stock, $.01 par value (the "Common Stock"), and the stockholders of the Company named in Schedule II hereto propose to sell an aggregate of 900,000 shares of Common Stock of the Company (the "Firm Shares"). The Company and certain of the stockholders of the Company named in Schedule III hereto (collectively with the stockholders named in Schedule II, the "Selling Securityholders") propose to grant to the Underwriters (as defined below) an option to purchase up to 450,000 additional shares of Common Stock (the "Optional Shares" and, with the Firm Shares, collectively, the "Shares"). The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned.

      The Company and the Selling Securityholders severally hereby confirm the agreements made with respect to the purchase of the shares by the several underwriters, for whom you are acting, named in Schedule I hereto (collectively, the "Underwriters," which term shall also include any underwriter purchasing Common Stock pursuant to Section 3(b) hereof). You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

      Amos Kaminski, C. Raymond Boelig, James D. Hart, David G. Lubrano and George B. Beitzel are hereinafter collectively referred to as the "Principal Securityholders."

- --------
1 Plus an option to purchase from the Company and certain Selling
Securityholders up to 450,000 additional shares to cover over-allotments.

      SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPAL SECURITYHOLDERS. The Company and each of the Principal Securityholders hereby represent and warrant to the several Underwriters as of the date hereof and as of each Closing Date (as defined below) that:

                   (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-_____), including the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (the "Securities Act") of the Shares. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you and are identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval ("EDGAR"), except to the extent permitted by Regulation S-T.

      The term Registration Statement as used in this agreement shall mean such registration statement, including all exhibits and financial statements, all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Shares (a "Rule 462(b) registration statement"), and, in the event of any amendment thereto after the effective date of such registration statement (the "Effective Date"), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term Prospectus as used in this Agreement shall mean the prospectus relating to the Shares first filed with the Commission pursuant to Rule 424(b) and Rule 430A of the rules and regulations of the Commission (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The term Preliminary Prospectus as used in this Agreement shall mean each preliminary prospectus included in such registration statement prior to the time it becomes effective. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the applicable copy filed with the Commission pursuant to EDGAR.

      The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

          (b) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and


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is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, business prospects, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect")).

                 (c) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. Except as described in the Prospectus, the Company owns all of the outstanding capital stock of its subsidiaries free and clear of all claims, liens, charges and encumbrances. The Company and each of its subsidiaries are in possession of and operating in compliance with all material authorizations, licenses, permits, consents, certificates and orders ("Permits") material to the conduct of their respective businesses as described in the Prospectus, all of which are valid and in full force and effect, except for any such Permits the absence of which or the noncompliance with which or the failure to be valid and in full force and effect could not reasonably be expected to result in a Material Adverse Effect.

                 (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any materially adverse change in the business, business prospects, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement and the Prospectus.

                 (e) The Registration Statement and the Prospectus comply, and on the Closing Date (as hereinafter defined) and any later date on which Optional Shares are to be purchased, the Prospectus will comply, in all material respects, with the provisions of the Securities Act and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date the Prospectus did not and, on the Closing Date and any later date on which Optional Shares are to be purchased, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subparagraph (e) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information herein or otherwise furnished in writing to the Company by or on behalf of the Underwriters for use in the Registration Statement or the Prospectus.

                 (f) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus. The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been


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issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities which rights were not waived in writing at the time of issuance. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the Company nor any subsidiary has any outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required by the Securities Act and the rules and regulations of the Commission thereunder to be shown with respect to such plans, arrangements, options and rights.

                 (g) The Shares are duly authorized, are (or, in the case of Shares to be sold by the Company, will be, when issued and sold to the Underwriters against payment therefor, as provided herein) validly issued, fully paid and nonassessable and conform to the description thereof in the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Shares to be sold by the Selling Securityholders or the issuance and sale of the Shares to be sold by the Company as contemplated herein.

                 (h) The Shares to be sold by the Selling Securityholders are listed and duly admitted to trading on the Nasdaq National Market, and prior to the Closing Date, the Shares to be issued and sold by the Company will be authorized for listing on the Nasdaq National Market upon official notice of issuance.

                 (i) The Shares to be sold by the Company will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, and will conform to the description thereof contained in the Prospectus. No preemptive right, co-sale right, right of first refusal or other similar right to subscribe for or purchase securities of the Company which has not been waived in writing exists with respect to the sale of the Shares by the Selling Securityholders and the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived, or complied with, to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the public offering contemplated by this Agreement.

                 (j) The Company has full corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under federal and state securities laws. The making


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and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby (i) will not violate any provisions of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any of its subsidiaries, and (ii) will not conflict with, result in a material breach or material violation of, or constitute, either by itself or upon notice or the passage of time or both, a material default under (A) any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties may be bound or affected, or (B) any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body that has not already been obtained is required for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for compliance with the Securities Act, state Blue Sky laws applicable to the public offering of the Shares by the several Underwriters and the clearance of such offering with the NASD.

                 (k) The consolidated financial statements and schedules of the Company and the related notes thereto included in the Registration Statement and the Prospectus present fairly on a consolidated basis the financial position of the Company and its subsidiaries as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified, as certified by the independent accountants named in subsection 1(ac). No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Consolidated Financial Information" fairly present the information set forth therein on the basis stated in the Registration Statement.

                 (l) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance in all material respects with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance in all material respects with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The representations and warranties given by the Company and its officers to its independent public accountants for the purpose of supporting the letters referred to in Section 10(f) are true and correct in all material respects.

                 (m) Neither the Company nor any of its subsidiaries is (i) in violation or default of any provision of its Certificate of Incorporation, Bylaws or other organizational documents, or (ii) in a breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any


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state of facts which, with notice or lapse of time or both would constitute such a breach or default on the part of the Company and its subsidiaries, taken as a whole, except in the case of clause (ii) for such breaches or defaults which individually or in the aggregate would not have a Material Adverse Effect.

                 (n) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations of the Commission thereunder which have not been described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof.

                 (o) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or, to the knowledge of the Company, is threatened to be made a party or of which property owned or leased by the Company or any of its subsidiaries is or, to the knowledge of the Company, is threatened to be made the subject, which actions, suits or proceedings could, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the business, business prospects, properties, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole; and no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which could materially adversely affect the business, business prospects, properties, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body. Except as disclosed in the Prospectus, there are no material legal or governmental actions, suits or proceedings pending or, to the Company's and the Principal Securityholders' knowledge, threatened against any executive officers or directors of the Company.

                 (p) The Company or the applicable subsidiary has good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except
(i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), (ii) liens to be satisfied or discharged upon repayment of indebtedness with the proceeds of the Offering as disclosed in the Prospectus under the caption "Use of Proceeds," or (iii) those which could not reasonably be expected to have a Material Adverse Effect, and do not materially adversely affect the use made and proposed to be made of such property by the Company or its subsidiaries. The Company or the applicable subsidiary holds its leased properties under valid and binding leases except where the failure of a lease to be valid and binding could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are materially necessary to its operations as now conducted or as proposed to be conducted.


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                 (q) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not (A) incurred any material liabilities or obligations, indirect, direct or contingent, or (B) entered into any oral or written agreement or other transaction, which in the case of (A) or (B) is not in the ordinary course of business; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company and its subsidiaries have not paid or declared any dividends or other distributions with respect to their respective capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations which default could have a Material Adverse Effect; (iv) there has not been any change in the capital stock of the Company or its subsidiaries (other than upon the sale of the Shares hereunder or upon the exercise of any options or warrants or conversion of any convertible securities disclosed in the Prospectus); (v) there has not been any material increase in the short- or long-term debt of the Company and its subsidiaries; and (vi) there has not been any material adverse change or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the business, business prospects, condition (financial or otherwise), properties, or results of operations of the Company and its subsidiaries taken as a whole.

                 (r) The Company is and its subsidiaries are conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, except where the failure to be so in compliance would not have a material adverse effect on the business, business prospects, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

                 (s) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to have been filed as of the date hereof, and all such tax returns are complete and correct in all material respects, and the Company and its subsidiaries have not failed to pay any taxes which were payable pursuant to said returns or any assessments with respect thereto other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company has no knowledge of any material tax deficiency which has been or is likely to be threatened or asserted against the Company or its subsidiaries.

                 (t) The Company has not distributed, and will not distribute prior to the later to occur of (i) completion of the distribution of the Shares, or (ii) the expiration of any time period within which a dealer is required under the Securities Act to deliver a prospectus relating to the Shares, any offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and any other materials permitted by the Securities Act and consented to by the Underwriters.

                 (u) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors' and officers' insurance, insurance covering real and personal property owned or leased by the


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Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially adversely affect the business, business prospects, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

                 (v) Neither the Company nor any of its subsidiaries nor, to the best of the Company's or the Principal Securityholders' knowledge, any of their employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                 (w) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                 (x) The Company has caused (i) each of its executive officers and directors as set forth in the Prospectus and (ii) the holders of Common Stock (including shares issuable upon the exercise or conversion of any option, warrant or other security) listed on Schedule IV hereto, to furnish to Volpe, Welty & Company as a representative of the Underwriters an agreement in form and substance satisfactory to Volpe, Welty & Company pursuant to which each such party has agreed that without the prior written approval of Volpe, Welty & Company, such party will not during the period of one hundred eighty (180) days after the date the Registration Statement becomes effective (A) offer, sell, contract to sell, make any short sale (including without limitation a short against the box), pledge or otherwise dispose of, directly or indirectly, any shares of the Company's Common Stock, or Class B Common Stock, $.01 par value per share ("Class B Common Stock"), options to acquire Common Stock or Class B Common Stock or securities convertible into or exchangeable for, or any other rights to purchase or acquire, the Company's Common Stock or Class B Common Stock beneficially owned by such persons (as determined in accordance with the rules and regulations of the Commission) (collectively "Restricted Securities") or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or Class B Common Stock, whether any such transaction described in (A) or (B) is to be settled by delivery of Common Stock or Class B Common Stock or such other securities, in cash or otherwise. The lock-up restriction of the foregoing sentence shall not apply to (i) the shares to be sold to the Underwriters pursuant to this Agreement (including, without limitation, the Optional Shares);
(ii) the sale of shares purchased in the open market after the date the Registration Statement becomes effective or (iii) the exercise or conversion of outstanding options, warrants or convertible securities during any such period (but such lock-up restrictions do apply to any


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
subsequent sale of shares received upon such exercise or conversion). The foregoing lock-up restriction is expressly agreed to preclude the holder of Restricted Securities from engaging in any hedging or other transaction that is designed to or could reasonably be expected to lead to, or result in, a disposition of Restricted Securities during the applicable lock-up period even if such Restricted Securities would be disposed of by the holder subsequent to the applicable lock-up period or by someone other than the original holder. Notwithstanding the foregoing, any transfer of Restricted Securities which either (i) constitutes a pro rata distribution of a partnership or a corporation to its partners or its stockholders, respectively, or (ii) constitutes a bona fide gift of such shares, will not require the consent of Volpe, Welty & Company; provided, that the transferee enters into a lock-up agreement in substantially this form covering the remainder of such lock-up period.

          (y) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

          (z) The Company owns or has the right to utilize, pursuant to a license, a sublicense, an agreement, written permission or otherwise, all Intellectual Property (as defined below) used in or necessary to conduct its business as presently conducted and as presently proposed to be conducted in all material respects; moreover, each item of Intellectual Property owned or used by the Company in its business as presently conducted or presently proposed to be conducted, will be owned or available to the Company on identical terms and conditions immediately subsequent to the closing of the sale of the Shares. The Company has taken all commercially reasonable action to maintain and protect each material item of Intellectual Property that the Company owns or uses. As far as the Company can reasonably foresee, the expiration of any Intellectual Property or governmental authorizations would not have a Material Adverse Effect, except that early termination or revocation of, or failure to renew, the license rights granted from Novell, Inc. could have a Material Adverse Effect on the Company. Neither the Company nor any Principal Securityholder has any knowledge of an infringement or misappropriation by the Company or its subsidiaries of any Intellectual Property rights of third parties. Neither the Company nor any Principal Securityholder have any knowledge that the continued operation of the business of the Company as presently conducted or presently proposed to be conducted, would interfere with, infringe upon or misappropriate any Intellectual Property rights of third parties; and no claims, charges, complaints, or notices have been received by the Company or, to the knowledge of the Company, are threatened against the Company or its subsidiaries regarding any Intellectual Property rights of any third party. All copyright registrations material to the Company in conducting its present business and presently proposed business are valid, in full force and effect except for such instances as would not have a Material Adverse Effect; all trademark applications and registrations material to the Company in conducting its present business and presently proposed business are valid, in full force and effect and the description of the goods and services specified in such applications and registrations reflect in all material respects the goods and services provided by and/or sold by the Company in connection with its use of the applicable Intellectual Property; all issued patents material to the Company in conducting its present business and presently proposed business are valid and enforceable; and all patent, trademark and copyright related ownership documents which purport to have been duly recorded have been duly recorded at and by the appropriate patent, trademark and copyright offices; no pending patent or trademark application in respect of any patent or trademark material to the Company is subject to any governmental proceeding regarding ownership rights, all applicable taxes, annuities and maintenance fees relevant to the Company's material Intellectual Property have been or can be timely paid.

                As used in this Agreement, the term "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, divisions, reissues, revisions, extensions and reexaminations thereof in any jurisdiction, (b) all trademarks, service marks, trade dress, logos, trade names, corporate names, together with all translations, adaptations, derivations and combinations thereof and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all registration applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, discoveries, know-how, formulas, source code, data structures, font designs, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals),
(f) all proprietary computer software (including data and related documentation) except over the counter software, (g) all other proprietary rights, (h) all copies and tangible embodiments thereof (in whatever form or medium) and all licenses or agreements in connection with the foregoing.

          (aa) Except as disclosed in the Prospectus and except as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries are in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to their business, (ii) neither the Company nor any of its subsidiaries has received any written notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws, and (iv) to the knowledge of the Company and the Principal Securityholders, no property which is or has been owned, leased or occupied by the Company or any of its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

          (ab) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (ac) Arthur Andersen LLP, which has certified the consolidated financial statements of the Company filed with the Commission as part of the Registration Statement, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

      SECTION 2. REPRESENTATIONS AND WARRANTIES, AND COVENANTS, OF THE SELLING SECURITYHOLDERS.

          Each of the Selling Securityholders, severally and not jointly, represents and warrants and covenants to the several Underwriters as of the date hereof and as of each Closing Date hereinafter mentioned that:

          (a) Each such Selling Securityholder (other than Principal Securityholders) has read the representations and warranties of the Company and the Principal Securityholders and, although such Selling Securityholder has not independently verified the accuracy of such representations and warranties or conducted any due diligence investigation of the Company, such Selling Securityholder has no knowledge that such representations and warranties of the Company and the Principal Securityholders contained in Section 1 are not true and correct in all material respects.

          (b) Such Selling Securityholder has good and valid title to the Shares to be sold by such Selling Securityholder hereunder, free and clear of all voting trust agreements, restrictions on transfer, pledges, liens, encumbrances, equities, security interests and claims whatsoever, with full right and authority to deliver the same hereunder, subject, in the case of each Selling Securityholder, to the rights of _____________ , as Custodian (the "Custodian"), and that upon the delivery of and payment for such Shares hereunder, the several Underwriters will receive good and marketable title thereto, free and clear of all voting trust agreements, restrictions on transfer, pledges, liens, encumbrances, equities, security interests and claims whatsoever.

          (c) Certificates in negotiable form for the Shares to be sold by such Selling Securityholder have been placed in custody with the Custodian under a Custody Agreement for delivery under this Agreement; such Selling Securityholder specifically agrees that the Shares represented by the certificates so held in custody for such Selling Securityholder are subject to the interests of the several Underwriters and the Company, that the arrangements made by such Selling Securityholder for such custody, including the Power of Attorney referred to in such Custody Agreement, are to that extent irrevocable, and that the obligations of such Selling Securityholder hereunder and under the Custody Agreement and the Power of Attorney shall not be terminated by any act of such Selling Securityholder or by operation of law, whether by the death or incapacity of such Selling Securityholder (or, in the case of a Selling Securityholder that is not an individual, the dissolution or liquidation of such Selling Securityholder) or the occurrence of any other event; if any such death, incapacity, dissolution, liquidation or other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution, liquidation or other event had not occurred, regardless of whether the Custodian shall have received notice of such death, incapacity, dissolution, liquidation or other event.

          (d) Such Selling Securityholder has reviewed the Registration Statement and Prospectus and, although such Selling Securityholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Securityholder that would lead such Selling Securityholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, (ii) on the Effective Date the Prospectus contained and, on the Closing Date (and, in the case of Selling Securityholders listed on Schedule III, any later date on which Optional Shares are to be purchased) contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) All information in the Registration Statement or the Prospectus, or any amendment or supplement thereto, relating to such Selling Securityholder (including, without limitation, the information relating to the Selling Securityholder which is set forth in the Prospectus under the caption "Principal and Selling Stockholders"), and all representations and warranties of such Selling Securityholder in the Custody Agreement are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the information in the light of the circumstances under which they were made not misleading. The sale of the Shares by such Selling Securityholder pursuant hereto is not prompted by such Selling Securityholder's knowledge of any material adverse information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus.

          (f) Such Selling Securityholder has full power and authority to enter into this Agreement and the Custody Agreement and perform the transactions contemplated hereby and thereby. This Agreement and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Securityholder and the form of such Securityholder Agreement has been delivered to you.

          (g) The making and performance of this Agreement and the Custody Agreement and the consummation by such Selling Securityholder of the transactions contemplated hereby and thereby will not result in a breach or violation by such Selling Securityholder of any of the terms or provisions of, or constitute a default by such Selling Securityholder under, any material indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other material agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body, domestic or foreign, applicable to such Selling Securityholder or any of its properties, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of such Selling Securityholder if such Selling Securityholder is a corporation, the partnership agreement or other governing documents of such Selling Securityholder if such Selling Securityholder is a limited or general partnership, or the governing documents of such Selling Securityholder if such Selling Securityholder is organized as a limited liability company, limited liability partnership, partnership, association or other entity.

          (h) Such Selling Securityholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (i) Each such Selling Securityholder agrees that without the prior written approval of Volpe, Welty & Company, such Selling Securityholder will not during the period of one hundred eighty (180) days after the date the Registration Statement becomes effective (A) offer, sell, contract to sell, make any short sale (including without limitation a short against the box), pledge or otherwise dispose of, directly or indirectly, any shares of the Company's Common Stock, Class B Common Stock, options to acquire Common Stock or Class B Common Stock or securities convertible into or exchangeable for, or any other rights to purchase or acquire, the Company's Common Stock or Class B Common Stock beneficially owned by such Selling Securityholder (as determined in accordance with the rules and regulations of the Commission) or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or Class B Common Stock, whether any such transaction described in (A) or (B) is to be settled by delivery of Common Stock, Class B Common Stock or such other securities, in cash or otherwise. The lock-up restriction of the foregoing sentence shall not apply to (i) the shares to be sold to the Underwriters pursuant to this Agreement (including, without limitation, the Optional Shares) (ii) the sale of shares purchased in the open market after the date the Registration Statement becomes effective or (iii) the exercise or conversion of outstanding options, warrants or convertible securities during any such period (but such lock-up restrictions do apply to any subsequent sale of shares received upon such exercise or conversion). The foregoing lock-up restriction is expressly agreed to preclude the holder of Restricted Securities from engaging in any hedging or other transaction that is designed to or could reasonably be expected to lead to, or result in, a disposition of Restricted Securities during the applicable lock-up period even if such Restricted Securities would be disposed of by the holder subsequent to the applicable lock-up period or by someone other than the original holder. Notwithstanding the foregoing, any transfer of Restricted Securities which either (i) constitutes a pro rata distribution of a partnership or a corporation to its partners or its stockholders, respectively, or (ii) constitutes a bona fide gift of such shares, will not require the consent of Volpe, Welty & Company; provided, that the transferee enters into a lock-up agreement in substantially this form covering the remainder of such lock-up period.

          (j) No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body that has not already been obtained is required for the execution and delivery of this Agreement by such Selling Securityholder or the consummation by such Selling Securityholder of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney except for compliance with the Securities Act, the Blue Sky laws applicable to the public offering of the Shares by the several Underwriters and the clearance of such offering with the NASD.

          (k) Such Selling Securityholder has not distributed, and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

      SECTION 3. PURCHASE OF THE SHARES BY THE UNDERWRITERS.

          (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell 2,100,000 of the Firm Shares to the several Underwriters, each Selling Securityholder agrees, severally and not jointly, to sell to the several Underwriters the number of the Firm Shares set forth in Schedule II opposite the name of such Selling Securityholder, and each of the Underwriters agrees to purchase from the Company and the Selling Securityholders the respective aggregate number of Firm Shares set forth opposite its name in Schedule I. The price at which such Firm Shares shall be sold by the Company and the Selling Securityholders and purchased by the several Underwriters shall be $___ per share. The obligation of each Underwriter to the Company and each of the Selling Securityholders shall be to purchase from the Company and the Selling Securityholders that number of Firm Shares which represents the same proportion of the total number of Firm Shares to be sold by each of the Company and the Selling Securityholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents of the total number of shares of the Firm Shares to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and (c) of this Section 3, the agreement of each Underwriter is to purchase only the respective number of shares of the Firm Shares specified in
Schedule I.

          (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 or 10 hereof) to purchase and pay for the number of Shares agreed to be purchased by such Underwriter or Underwriters, the Company or the Selling Securityholders shall immediately give notice thereof to you, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by you of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of Shares which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such shares and portion, the number of Shares which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining shares and portion which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Shares exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder. If the total number of Shares which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company and the Selling Securityholders shall have the right, within 24 hours next succeeding the 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to you for purchase of such Shares and portion on the terms herein set forth. In any such case, either you or the Company and the Selling Securityholders shall have the right to postpone the Closing Date determined as provided in Section 5 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to Section 5 in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If neither the non-defaulting Underwriters nor the Company and the Selling Securityholders shall make arrangements within the 24-hour periods stated above for the purchase of all of the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Securityholders to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Securityholders. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company and certain Selling Securityholders listed on Schedule III hereto grant an option to the several Underwriters to purchase, severally and not jointly, up to 450,000 Optional Shares from the Company and such Selling Securityholders at the same price per share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before the thirtieth day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate number of Optional Shares as to which the several Underwriters are exercising the option. Delivery of certificates for the Optional Shares, and payment therefor, shall be made as provided in Section 5 hereof. The number of Optional Shares to be purchased by each Underwriter shall be the same percentage of the total number of Optional Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares, as adjusted by you in such manner as you deem advisable to avoid fractional shares.

      SECTION 4. OFFERING BY UNDERWRITERS.

          (a) The terms of the initial public offering by the Underwriters of the Shares to be purchased by them shall be as set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the initial public offering and increase or decrease the concessions and discounts to dealers as they may determine.

          (b) The information (insofar as such information relates to the Underwriters) set forth in the last paragraph on the front cover page and under "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Shares constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, and the Prospectus, and you on behalf of the respective Underwriters represent and warrant to the Company that the statements made therein are correct.

      SECTION 5. DELIVERY OF AND PAYMENT FOR THE SHARES.

          (a) Delivery of certificates for the Firm Shares and the Optional Shares (if the option granted by Section 3(c) hereof shall have been exercised not later than 7:00 A.M., San Francisco time, on the date two business days preceding the Closing Date), and payment therefor, shall be made at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, at 10:00 a.m., Boston, Massachusetts time, on the [fourth] business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such fourth business day, as shall be agreed upon in writing by the Company, the Selling Securityholders and you. The date and hour of such delivery and payment (which may be postponed as provided in Section 3(b) hereof) are herein called the "Closing Date".

          (b) If the option granted by Section 3(c) hereof shall be exercised after 7:00 a.m., San Francisco time, on the date two business days preceding the Closing Date, delivery of certificates for the shares of Optional Shares, and payment therefor, shall be made at the office of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, at 10:00 a.m., Boston, Massachusetts time, on the third business day after the exercise of such option.

          (c) Payment for the shares purchased from the Company shall be made to the Company or its order, and payment for the shares purchased from the Selling Securityholders shall be made, in the discretion of the Underwriters, to them or to the Custodian, for the account of the Selling Securityholders, in each case by (i) one or more certified or official bank check or checks in next day funds (and the Company and the Selling Securityholders agree not to deposit any such check in the bank on which drawn until the day following the date of its delivery to the Company or the Custodian, as the case may be) or (ii) federal funds wire transfer. Such payment shall be made upon delivery of certificates for the shares to you for the respective accounts of the several Underwriters (including without limitation by "full-fast" electronic transfer by Depository Trust Company) against receipt therefor signed by you. Certificates for the shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date, in the case of Firm Shares, and at least one business day prior to the purchase thereof, in the case of the Optional Shares. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of the agent of Volpe, Welty & Company's clearing agent, Bear Stearns Securities Corp., on the business day prior to the Closing Date or, in the case of the Optional Shares, by 3:00 p.m., New York time, on the business day preceding the date of purchase.

          It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company and the Selling Securityholders for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later date on which Optional Shares are purchased for the account of such Underwriter. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

      SECTION 6. COVENANTS OF THE COMPANY AND CERTAIN COVENANTS OF THE SELLING SECURITYHOLDERS. The Company and, for purposes of paragraphs (i), (j) and (k) below only, the Selling Securityholders, covenant and agree as follows:

          (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and
(ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Securities Act or the rules and regulations of the Commission.

          (b) The Company will promptly notify each Underwriter in the event of
(i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction, or (v) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

          (c) The Company will (i) on or before the Closing Date, deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to you and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act. The copies of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments or supplements to any of the foregoing furnished or to be furnished to the Underwriters were or will be, as the case may be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent otherwise permitted by Regulation S-T.

          (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the shares, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus so that the

Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. If, after the initial public offering of the shares by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the shares may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the shares in accordance with the applicable provisions of the Securities Act and the applicable rules and regulations thereunder for such period.

          (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

          (f) The Company will cooperate, when and as requested by you, in the qualification of the shares for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or where it would become subject to taxation as a foreign corporation solely by virtue of such filing. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the shares.

          (g) During a period of five years commencing with the date hereof, the Company will furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission (including the Report on Form SR required by Rule 463 of the Commission under the Securities Act). If applicable, any such document furnished to you will be identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (h) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders an earnings statement in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

          (i) The Company and the Selling Securityholders (subject to the provisions of Section 7(f) below) jointly and severally agree to pay, or cause to be paid, all costs and expenses incident to the performance of their obligations under this Agreement, including all costs and expenses incident to (i) the preparation, printing and filing with the Commission and the National Association of Securities Dealers, Inc. ("NASD") of the Registration Statement, any Preliminary Prospectus and the Prospectus,
(ii) the furnishing to the Underwriters and the persons designated by them of copies of any Preliminary Prospectus and of the several documents required by paragraph (c) of this Section 6 to be so furnished, (iii) the printing of this Agreement and related documents delivered to the Underwriters, (iv) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph (d) of this Section 6, (v) the furnishing to you and the Underwriters of the reports and information referred to in paragraph
(g) of this Section 6 and (vi) the printing and issuance of stock certificates, including the transfer agent's fees. The Selling Securityholders agree to pay any transfer taxes incident to the transfer to the Underwriters of the Shares being sold by the Selling Securityholders.

          (j) The Company and the Selling Securityholders (subject to the provisions of Section 7(f) below) jointly and severally agree to reimburse you, for the account of the several Underwriters, for blue sky fees and related disbursements (including reasonable counsel fees and disbursements and cost of printing memoranda for the Underwriters) paid by or for the account of the Underwriters or their counsel in qualifying the shares under state securities or blue sky laws and in the review of the offering by the NASD.

          (k) The provisions of paragraphs (i) and (j) of this Section are intended to relieve the Underwriters from the payment of the expenses and costs which the Company and the Selling Securityholders hereby agree to pay and shall not affect any agreement which the Company and the Selling Securityholders may make, or may have made, for the allocation or sharing of any such expenses and costs (including the agreement set forth in Section 7(f) below). The Underwriters agree not to proceed against the Selling Securityholders for payment or reimbursement of expenses, fees and costs under paragraphs (i) and
(j) of this Section 6 unless and until the Company shall have failed to make such payment for 60 days following a written notification from the Underwriters referencing this paragraph.

          (l) The Company hereby agrees that, without the prior written approval of Volpe, Welty & Company, the Company will not during the period of one hundred eighty (180) days after the date the Registration Statement becomes effective
(A) offer, sell, contract to sell, make any short sale (including without limitation a short against the box), pledge or otherwise dispose of, directly or indirectly, any shares of the Company's Common Stock, Class B Common Stock, options to acquire Common Stock or Class B Common Stock or securities convertible into or exchangeable for, or any other rights to purchase or acquire, the Company's Common Stock or Class B Common Stock or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or Class B Common Stock, whether any such transaction described in (A) or (B) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The lock-up restriction of the foregoing sentence shall not apply to (i) the shares to be sold to the Underwriters pursuant to this Agreement (including without limitation, the Optional Shares), (ii) the sale of shares purchased in the open market after the date the Registration Statement becomes effective, (iii) the issuance of options or warrants issued under currently existing plans or (iv) the issuance of shares upon the exercise or conversion of outstanding options, warrants or convertible securities during any such period. The foregoing lock-up restriction is expressly agreed to preclude the Company from engaging in any hedging or other transaction that is designed to or could reasonably be expected to lead to, or result in, a disposition of Restricted Securities during the applicable lock-up period even if such Restricted Securities would be disposed of by the Company subsequent to the applicable lock-up period or by someone other than the Company.

          (m) If at any time during the 25-day period after the Registration Statement becomes effective any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price for the shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (n) The Company is familiar with the Investment Company Act of 1940, as amended, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner to ensure that the Company was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (o) The Company agrees to maintain directors' and officers' insurance in amounts customary for the size and nature of the Company's business for a period of two years from the date of this Agreement.

      SECTION 7. INDEMNIFICATION AND CONTRIBUTION.

          (a) Subject to the provisions of paragraph (f) of this Section 7, the Company and the Selling Securityholders jointly and severally agree to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), and the Company and the Selling Securityholders jointly and severally agree to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration

Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage or liability arising out of or based upon matters covered by clause (i) or (ii) above; provided, however, that
(1) the indemnity agreements of the Company and the Selling Securityholders contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of any Underwriter for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto, and (2) the indemnity agreement contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (c) of Section 6 hereof. The indemnity agreements of the Company and the Selling Securityholders contained in this paragraph (a) and the representations and warranties of the Company and the Selling Securityholders contained in Sections 1 and 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the shares.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors, each other Underwriter, each Selling Securityholder and each person (including each partner or officer thereof) who controls the Company, any such other Underwriter or any such Selling Securityholder within the meaning of
Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of each Underwriter) and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of such indemnifying Underwriter for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

          (c) Each party indemnified under the provision of paragraphs (a) and
(b) of this Section 7 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through
(c) of this Section 7 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the reasonable legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel) and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any reasonable legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

          (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 7, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 7 (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares received by the Company and the Selling Securityholders and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

          The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph
(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (c) of this Section 7).

          (e) Neither the Company nor the Selling Securityholders will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          (f) The liability of each Principal Securityholder and each Selling Securityholder under the indemnity, contribution and reimbursement agreements contained in the provisions of Sections 6(i) and (j) above, this Section 7 and
Section 8 hereof (and in the case of Principal Securityholders in respect of a breach of the representations and warranties contained in Section 1 hereof) shall be limited to an amount equal to the proceeds (net of underwriting discount) received by such Selling Securityholder from the sale of its Shares pursuant to the terms hereof. The Company and the Selling Securityholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

      SECTION 8. REIMBURSEMENT OF CERTAIN EXPENSES. In addition to their other obligations under Section 7 of this Agreement (and subject, in the case of each Selling Securityholder, to the provisions of paragraph (f) of Section 7), the Company and the Selling Securityholders hereby jointly and severally agree to reimburse on a monthly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of Section 7 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 8 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and
(ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

      SECTION 9. TERMINATION. This Agreement may be terminated by you at any time prior to the Closing Date by giving written notice to the Company and the Selling Securityholders pursuant to the provisions of Section 10 and in accordance with Section 13, or if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States or the Company's industry sector would, in the Underwriters' reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, or The Nasdaq Stock Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to this Section 9, there shall be no liability of the Company or the Selling Securityholders to the Underwriters and no liability of the Underwriters to the Company or the Selling Securityholders; provided, however, that in the event of any such termination the Company and the Selling Securityholders agree to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 6 hereof.

      SECTION 10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the shares shall be subject to the performance by the Company and by the Selling Securityholders of all their respective obligations to be performed hereunder at or prior to the Closing Date or any later date on which Optional Shares are to be purchased, as the case may be, and to the following further conditions:

          (a) The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

          (b) The legality and sufficiency of the sale of the shares hereunder and the validity and form of the certificates representing the shares, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters.

          (c) You shall have received from Rubin Baum Levin Constant & Friedman, counsel for the Company and the Selling Securityholders, and from Porter & Associates, patent counsel for the Company, opinions, addressed to the Underwriters and dated the Closing Date, covering the matters set forth in Annex A and Annex B hereto, respectively, and if Optional Shares are purchased at any date after the Closing Date, additional opinions from each such counsel, addressed to the Underwriters and dated such later date, confirming that the statements expressed as of the Closing Date in such opinions remain valid as of such later date.

          (d) You shall be satisfied in your reasonable judgment that (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct, and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading;
(ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment; (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein; (iv) the Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (v) neither the Company nor any of its subsidiaries has any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus; (vi) there are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus; (vii) there are not any franchises, contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required; and (viii) the representations and warranties of the Company herein are true and correct in all material respects as of the Closing Date or any later date on which Optional Shares are to be purchased, as the case may be.

          (e) You shall have received on the Closing Date and on any later date on which Optional Shares are purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the President and the Chief Financial Officer of the Company, stating that the respective signers of said certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus contained therein and any supplements or amendments thereto, and that the statements included in clauses (i) through (viii) of paragraph (d) of this Section 10 are true and correct.

          (f) You shall have received from Arthur Andersen LLP, a letter or letters, addressed to the Underwriters and dated the Closing Date, covering the matters set forth in Annex C hereto, and any later date on which Optional Shares are purchased, confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (the "Original Letter"), but carried out to a date not more than three business days prior to the Closing Date or such later date on which Optional Shares are purchased (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. The letters shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any of its subsidiaries which, in your sole judgment, makes it impractical or inadvisable to proceed with the public offering of the shares or the purchase of the Optional Shares as contemplated by the Prospectus.

          (g) You shall have received from Arthur Andersen LLP a letter stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as at December 31, 1995, did not disclose any weakness in internal controls that they considered to be material weaknesses.

          (h) You shall have been furnished evidence in usual written or telegraphic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to you, of the qualification referred to in paragraph (f) of Section 6 hereof.

          (i) Prior to the Closing Date, the shares to be issued and sold by the Company shall have been duly authorized for listing by the Nasdaq National Market upon official notice of issuance.

          (j) On or prior to the Closing Date, you shall have received from all parties listed on Schedule IV attached hereto the agreement referred to in
Section 1(x).

          All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, shall be satisfied that they comply in form and scope.

          In case any of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by you by giving written notice to the Company and to the Selling Securityholders. Any such termination shall be without liability of the Company or the Selling Securityholders to the Underwriters and without liability of the Underwriters to the Company or the Selling Securityholders; provided, however, that in the event of such termination, the Company and the Selling Securityholders agree (i) to indemnify and hold harmless the Underwriters from all reasonable costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, including all reasonable costs and expenses referred to in paragraphs (i) and (j) of Section 6 hereof, and (ii) unless this Agreement is terminated by reason of a default of any of the Underwriters, to reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

      SECTION 11. CONDITIONS OF THE OBLIGATION OF THE COMPANY AND THE SELLING SECURITYHOLDERS. The obligation of the Company and the Selling Securityholders to deliver the Shares shall be subject to the conditions that (a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

          In case either of the conditions specified in this Section 11 shall not be fulfilled, this Agreement may be terminated by the Company and the Selling Securityholders by giving written notice to you. Any such termination shall be without liability of the Company and the Selling Securityholders to the Underwriters and without liability of the Underwriters to the Company or the Selling Securityholders; provided, however, that in the event of any such termination the Company and the Selling Securityholders jointly and severally agree to indemnify and hold harmless the Underwriters from all reasonable costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, including all reasonable costs and expenses referred to in paragraphs (i) and (j) of Section 6 hereof.

      SECTION 12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company, the Selling Securityholders and the several Underwriters and, with respect to the provisions of Section 7 hereof, the several parties (in addition to the Company, the Selling Securityholders and the several Underwriters) indemnified under the provisions of said Section 7, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the shares from any of the several Underwriters.

           SECTION 13. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to Volpe, Welty & Company, One Maritime Plaza, 11th Floor, San Francisco, California 94111,
Attention: Gil Mogavero; and if to the Company, shall be mailed, telegraphed or delivered to it at its office, Bitstream Inc., 215 First Street, Cambridge, Massachusetts 02142, Attention: C. Raymond Boelig, President and Chief Executive Officer; and if to the Selling Securityholders, shall be mailed, telegraphed or delivered to the Selling Securityholders in care of Rubin Baum Levin Constant & Friedman, Attention: Paul A. Gajer, Esq. at 30 Rockefeller Plaza, New York, New York 10112. All notices given by telegraph shall be promptly confirmed by letter.

      SECTION 14. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or the Selling Securityholders or their respective directors or officers, and (c) delivery and payment for the shares under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of the lock-up agreements referred to in Sections l(x) and 2(i) hereof and the provisions of paragraphs (l) and (m) of Section 6 hereof shall be of no further force or effect.

      SECTION 15. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section , paragraph or provision hereof. If any Section , paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      SECTION 16. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of California.

      SECTION 17. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

          In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, each of the Selling Securityholders (or their duly authorized Attorney(s)-in-Fact) and you.

          Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Securityholders represents by so doing that he has been duly appointed as Attorney-in-fact by such Selling Securityholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action. Any action taken under this Agreement by any of the Attorneys-in-fact will be binding on all of the Selling Securityholders.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company and the several Underwriters, including you, all in accordance with its terms.

                                        Very truly yours,

                                        BITSTREAM INC.

                                        By:_____________________________________
                                            Name:
                                           Title:

                                        SELLING SECURITYHOLDERS
                                        (NAMED IN SCHEDULE II TO THIS AGREEMENT)

                                       By:______________________________________
                                              Attorney-in-fact

The foregoing Underwriting
Agreement is hereby confirmed
and accepted by us in San
Francisco, California as of
the date first above written.

VOLPE, WELTY & COMPANY
ADVEST, INC.

Acting for ourselves and as
Representatives of the several
Underwriters named in the
attached Schedule I

BY:  VOLPE, WELTY & COMPANY

By:____________________________________
    Name:
   Title:

                                   SCHEDULE I

                                  UNDERWRITERS

                                                          NUMBER OF
                                                           SHARES
                                                            TO BE
UNDERWRITERS                                              PURCHASED
- ----------------------------------------------------------------------

Volpe, Welty & Company .............................
Advest, Inc. .......................................

         Total .....................................     3,000,000
                                                         =========

                                   SCHEDULE II

                             SELLING SECURITYHOLDERS

NAME OF SELLING SECURITYHOLDERS                               NUMBER OF
                                                                SHARES
                                                             TO BE SOLD
- --------------------------------------------------------------------------

         Total ..........................................     900,000
                                                              =======

                                  SCHEDULE III

                             SELLING SECURITYHOLDERS
                            OFFERING OPTIONAL SHARES

NAME OF SELLING SECURITYHOLDERS                               NUMBER OF
                                                                SHARES
                                                             TO BE SOLD
- --------------------------------------------------------------------------

         Total ..........................................   450,000
                                                            =======


                                     III-1

                                   SCHEDULE IV

                      SIGNATORIES OF 180-DAY LOCK-UP LETTER

                                     ANNEX A

                     MATTERS TO BE COVERED IN THE OPINION OF
                      RUBIN BAUM LEVIN CONSTANT & FRIEDMAN
                             COUNSEL FOR THE COMPANY
                         AND THE SELLING SECURITYHOLDERS

          (i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, is duly qualified as a foreign corporation and in good standing in each state of the United States of America in which the nature of its business or its ownership or leasing of property requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect")), and has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; all of the issued and outstanding capital stock of each of the subsidiaries of the Company (other than subsidiaries incorporated under the laws of a foreign country) has been duly authorized and validly issued and is fully paid and nonassessable, and, to the best of such counsel's knowledge, is owned by the Company free and clear of all liens, encumbrances and security interests, and to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in such subsidiaries are outstanding;

          (ii) the authorized capital stock of the Company consists of [_____________ shares of _____________ Stock, $_____ par value, of which there are outstanding _____________ shares; all of such outstanding shares of capital stock (including the Firm Shares and the Optional Shares issued, if any) have been duly authorized and validly issued and are fully paid and nonassessable; any Optional Shares purchased after the Closing Date have been duly authorized and, when issued and delivered to, and paid for by, the Underwriters as provided in the Underwriting Agreement, will be validly issued and fully paid and nonassessable; and no preemptive rights of, or rights of refusal in favor of, stockholders exist with respect to the Shares, or the issue and sale thereof, pursuant to the Certificate of Incorporation or Bylaws of the Company or any other instrument known to such counsel and, to the knowledge of such counsel, there are no contractual preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the Shares being sold by the Selling Securityholders or the issue and sale of the Shares by the Company;

          (iii) the Registration Statement has become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

          (iv) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion) comply or complied as to form in all material respects with the requirements of the Securities Act, and with the rules and regulations of the Commission thereunder (in passing upon the compliance as to the form of the Registration Statement and the Prospectus only and without in anyway limiting the opinion of such counsel under paragraph (v) below, such counsel may assume that all of the statements set forth in the Registration Statement and the Prospectus are complete, true and correct in all respects);

          (v) such counsel have no reason to believe that the Registration Statement (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need not express any opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need not express any opinion or belief) as of its date or at the Closing Date (or any later date on which Optional Shares are purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (vi) the information required to be set forth in the Registration Statement in answer to Items 9, 10 (insofar as it relates to such counsel) and 11(c) of Form S-1 is to the best of such counsel's knowledge accurately and adequately set forth therein in all material respects or no response is required with respect to such Items and the description of the Company's stock option plans and the options granted and which may be granted thereunder and the options granted otherwise than under such plans set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to said plans and options to the extent required by the Securities Act and the rules and regulations of the Commission thereunder;

          (vii) to the best of such counsel's knowledge there are no franchises, contracts, leases, documents or legal proceedings, pending or threatened, which in the opinion of such counsel are of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described or referred to therein or filed as required;

          (viii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (ix) the Underwriting Agreement has been duly executed and delivered by or on behalf of the Selling Securityholders and the Custody Agreement between the Selling Securityholders and _____________, as Custodian, and the Power of Attorney referred to in such Custody Agreement have been duly executed and delivered by the several Selling Securityholders;

          (x) the Company has full corporate power and authority to enter into the Underwriting Agreement and to sell and deliver the Shares to be sold by it to the several Underwriters; the Underwriting Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms (such counsel being entitled to assume the due execution and delivery of the Underwriting Agreement by the Underwriters), except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditor's rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under federal and state securities laws (as to which no opinion need be expressed).

          (xi) the Underwriting Agreement, the Custody Agreement and the Power of Attorney are valid and binding agreements of each of the Selling Securityholders enforceable in accordance with their respective terms (such counsel being entitled to assume the due execution and delivery of the Underwriting Agreement by the Underwriters) except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and except with respect to those provisions relating to indemnity or contribution for liabilities under the Securities Act, as to which no opinion need be expressed, and each Selling Securityholder has full legal right and authority to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver in the manner provided in the Underwriting Agreement the Shares sold by such Selling Securityholder under the Underwriting Agreement;

          (xii) the issue and sale by the Company of the Shares sold by the Company as contemplated by the Underwriting Agreement will not conflict with, or result in a breach of, or constitute a default under the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries or any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which any of its properties may be bound or any applicable law or regulation, or so far as is known to such counsel, any order, writ, injunction or decree, of any jurisdiction, court or governmental instrumentality applicable to the Company;

          (xiii) the transfer and sale by the Selling Securityholders of the Shares to be sold by the Selling Securityholders as contemplated by the Underwriting Agreement, the Power of Attorney and the Custody Agreement will not conflict with, result in a breach of, or constitute a default under any agreement or instrument known to such counsel to which any of the Selling Securityholders is a party or by which any of the Selling Securityholders or any of their properties may be bound, or, to the knowledge of such counsel, any applicable law or regulation, or so far as is known to such counsel, any order, writ, injunction or decree of any jurisdiction, court or governmental instrumentality applicable to any Selling Securityholder.

          (xiv) all holders of securities of the Company representing more than 1% of the outstanding shares of Common Stock having rights to the registration of shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company of which such counsel is aware have waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or are including shares owned by them in the Offering as Selling Securityholders;

          (xv) good and marketable title to the Shares under the Underwriting Agreement, free and clear of all liens, encumbrances, equities, security interests and claims, has been transferred to the Underwriters who have severally purchased such Shares under the Underwriting Agreement, assuming for the purpose of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims;

          (xvi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company or, to the knowledge of such counsel after due inquiry, the Selling Securityholders of the transactions contemplated in the Underwriting Agreement, except such as have been obtained under the Securities Act and such as may be required under state or foreign securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the clearance of the offering with the NASD; and

          (xvii) the Shares sold by the Selling Securityholders are listed and duly admitted to trading on the Nasdaq National Market, and the shares issued and sold by the Company will be duly authorized for listing by the Nasdaq National Market upon official notice of issuance.

                      ------------------------------------

          Counsel rendering the foregoing opinion may rely as to factual matters on certificates of officers of the Company and of government officials and the representations and warranties of the Company and the Selling Securityholders contained in the Underwriting Agreement, the Custody Agreement and the Power of Attorney; provided, that such counsel shall state that they believe that both they and the Underwriters are justified in relying upon such certificates, representations and warranties.

          In giving such opinion with respect to the matters covered by clause
(v) such counsel may state that their opinion is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

   Counsel rendering the foregoing opinion may rely on an opinion or opinions of other counsel retained by them, the Company or one or more Selling Shareholders, provided that (1) each such counsel is acceptable to the Representatives, (2) such reliance and reliance by the Representatives is expressly authorized by each opinion so relied upon, and (3) each such opinion is in form and scope satisfactory to counsel for the Underwriters. Copies of any opinions so relied upon shall be delivered to the Representatives and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such counsel.

                                     ANNEX B

               MATTERS TO BE COVERED IN THE OPINION OF ___________
                         PATENT COUNSEL FOR THE COMPANY


      Such counsel are familiar with the TrueDoc technology used by the Company in its business and have read the Registration Statement and the Prospectus, including particularly the portions of the Registration Statement and the Prospectus referring to patents, copyrights, trade secrets, trademarks, service marks and other proprietary information or materials and:

      (i) such counsel have no reason to believe that the Registration Statement or the Prospectus (A) contains any untrue statement of a material fact with respect to any intellectual property including patents, copyrights, trade secrets, trademarks, service marks or other proprietary information or materials owned, licensed or used by the Company, or the manner of its use thereof, or any allegation on the part of any person that the Company is infringing or has misappropriated any patent rights, copyrights, trade secrets, trademarks, service marks or other rights in proprietary information or materials or (B) omits to state any material fact relating to patents, copyrights, trade secrets, trademarks, service marks or other proprietary information or materials owned, licensed or used by the Company, or the manner of its use thereof, that is required to be stated in the Registration Statement or the Prospectus or is necessary to make the statements therein not misleading;

OR

      [(i) The statements in the Registration Statement and the Prospectus under the caption[s] ["Intellectual Property and Proprietary Rights" and "Intellectual Property,"] to the best of such counsel's knowledge and belief, are accurate and complete statements or summaries of the matters therein set forth and nothing has come to such counsel's attention that causes such counsel to believe that the above-described portions of the Registration Statement and the Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;]

      (ii) to the best of such counsel's knowledge and except for patent applications in examination before the United States, or a foreign, Patent Office and as set forth in the Prospectus under the caption "_______________," there are no legal or governmental proceedings pending relating to the patent rights, copyrights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company, and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others;

      (iii) such counsel do not know of any contracts or other documents, relating to the Company's patents, copyrights, trade secrets, trademarks, service marks or other proprietary information or materials of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required;

      (iv) to the best of such counsel's knowledge, the Company is not infringing or otherwise violating any patents, copyrights, trade secrets, trademarks, service marks or other proprietary information or materials, of others, and, except as set forth in the Prospectus, to the best of such counsel's knowledge there are no infringements by others of any of the Company's patents, copyrights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company except for a possible infringement of TrueDoc by Ares Software Corp.; and

      (v) to the best of such counsel's knowledge, the Company owns or possesses sufficient licenses or other rights to use all patents, copyrights, trade secrets, trademarks, service marks or other proprietary information or materials necessary to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus.

                                     ANNEX C

      Pursuant to Section 10(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder and they have performed procedures specified in accordance with standards specified by the American Institute of Certified Public Accountants Statement No. 71 of the unaudited consolidated interim financial statements, selected financial data and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

            (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

            (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believed that:

                  (A) the unaudited consolidated statements of income,
            consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                  (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than three days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (v) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.